UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2010
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation or organization)	Number)	No.)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-2.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On August 12, 2010, Allis-Chalmers Energy Inc., a Delaware corporation (“Allis-Chalmers”), Seawell Limited, a Bermuda corporation (“Seawell”), and Wellco Sub Company, a Delaware corporation and a wholly owned subsidiary of Seawell (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), whereby Allis-Chalmers will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of Seawell.
     The Merger Agreement, which was approved by the Board of Directors of each of Allis-Chalmers and Seawell, provides that the Allis-Chalmers stockholders will be entitled to receive, in exchange for each share of Allis-Chalmers common stock, either (a) a number of shares of Seawell common stock equal to an exchange ratio of (i) 1.15, if the volume-weighted average sale price of shares of Seawell common stock on the over-the-counter list operated by the Norwegian Securities Dealer Association for the 30 calendar days immediately prior to November 15, 2010 is in excess of NOK 20, or (ii) 1.20, if the volume-weighted average sale price of shares of Seawell common stock on the over-the-counter list operated by the Norwegian Securities Dealer Association for the 30 calendar days immediately prior to November 15, 2010 is equal to or less than NOK 20, or (b) cash in an amount equal to $4.25. Allis-Chalmers stockholders have the right to elect whether to receive cash or shares of Seawell common stock for each share of Allis-Chalmers common stock, subject to proration procedures as provided in the Merger Agreement. Holders of Allis-Chalmers preferred stock are treated similarly in the Merger, subject to stockholder approval of an amendment to the certificate of designations governing such preferred stock.
     Completion of the Merger is conditioned upon, among other things, adoption of the Merger Agreement by Allis-Chalmers’ stockholders. The Merger Agreement contains customary representations, warranties and covenants and other customary conditions. Among other covenants, Allis-Chalmers has agreed, subject to certain exceptions to permit its Board of Directors to comply with its fiduciary duties, not to initiate, solicit, negotiate, recommend, adopt, approve, execute or enter into an alternative transaction. Seawell has agreed to use its reasonable best efforts to obtain the necessary debt financing prior to closing of the Merger. Allis-Chalmers or Seawell may terminate the Merger Agreement under certain circumstances.
     Investors are cautioned that the representations, warranties and covenants included in the Merger Agreement were made by Seawell, Merger Sub and Allis-Chalmers to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Merger Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in disclosure schedules that the parties exchanged in connection with the execution of the agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between Seawell and Allis-Chalmers, rather than to establish matters as facts.
     The Merger Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Merger, not to provide any other factual information regarding Seawell, Allis-Chalmers, their respective businesses or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Seawell, Allis-Chalmers or any other person. Furthermore, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Seawell and Allis-Chalmers, because either party may take certain actions that are either expressly permitted in the disclosure schedules to the Merger Agreement or consented to by the appropriate party, which consent may be given without notice to the public.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement provides further information regarding the terms of the Merger.
Item 8.01 Other Events.
     On August 12, 2010, Seawell and Allis-Chalmers issued a joint press release announcing that Seawell, Allis-Chalmers and Merger Sub had entered into the Merger Agreement, as described in Item 1.01 of this Current Report on Form 8-K. A copy of the joint press release issued by Seawell and Allis-Chalmers is attached hereto as Exhibit 99.1.
Forward Looking Statements and Additional Information
     Allis-Chalmers may make statements herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that Allis-Chalmers expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are not guarantees of future events or Allis-Chalmers’ future performance and are subject to risks, uncertainties and other important factors that could cause events or Allis-Chalmers’ actual performance or achievements to be materially different than those projected by Allis-Chalmers. For a full discussion of these risks, uncertainties and factors, Allis-Chalmers encourages you to read its documents on file with the SEC. Except as required by law, Allis-Chalmers does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
     In connection with the proposed transaction, Allis-Chalmers and Seawell will file a joint proxy statement/prospectus and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (the “SEC”). INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov.

     The documents filed with the SEC by Allis-Chalmers may be obtained free of charge from Allis-Chalmers’ website at www.alchenergy.com or by calling Allis-Chalmers’ Investor Relations department at (713) 369-0550.
     The documents filed with the SEC by Seawell may be obtained free of charge from Seawell’s website at www.seawellcorp.com.
     Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.
     Allis-Chalmers, Seawell and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Allis-Chalmers in connection with the Merger. Information regarding such persons and a description of their interest in the Merger will be contained in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Allis-Chalmers and their ownership of Allis-Chalmers common stock is set forth in its proxy statement filed with the SEC on April 30, 2010 and in subsequent statements of changes in beneficial ownership on file with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus for the Merger when it becomes available.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of August 12, 2010, by and among Seawell Limited, Wellco Sub Company and Allis-Chalmers Energy Inc.

99.1	Joint press release dated August 12, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: August 13, 2010	By:	/s/ Theodore F. Pound III
		Name:	Theodore F. Pound III
		Title:	General Counsel & Secretary

Exhibit Index

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of August 12, 2010, by and among Seawell Limited, Wellco Sub Company and Allis-Chalmers Energy Inc.

99.1	Joint press release dated August 12, 2010.